UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2009
REGENERX BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15070	52-1253406

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 630, Bethesda, MD	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 280-1992
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The disclosure required by this item is included in Item 3.02 and is incorporated herein by this reference.
Item 3.02 Unregistered Sales of Equity Securities.
On April 13, 2009, RegeneRx Biopharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an affiliate of the Company’s largest stockholder, Sigma-Tau Group (the “Purchaser”), with respect to the sale of 1,052,631 shares of its common stock at a price per share of $0.57 (the “Shares”), for gross proceeds of $600,000 (the “Offering”). In connection with the Offering, the Company has agreed to issue to the Purchaser a warrant to purchase an additional 263,158 shares of its common stock at an exercise price of $0.91 per share (the “Warrant”). The Warrant will be immediately exercisable and will expire on April 30, 2012. The Offering is subject to customary closing conditions, and the Company expects to close the Offering later in April 2009.
Under the terms of the Offering, the Purchaser has agreed to vote the Shares, and any additional shares issued pursuant to the exercise of the Warrant, as directed by the Board of Directors of the Company until April 30, 2012.
The Purchaser is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), and the Company will sell the securities in the Offering in reliance upon an exemption from registration contained in Section 4(2) and Rule 506 under the Securities Act. The securities to be sold in the Offering may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. There will be no discounts or brokerage fees associated with the Offering. The net proceeds of the Offering will be used for working capital and other general corporate purposes and to fund an ongoing clinical trial.
The form of Warrant and the definitive Purchase Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively. The foregoing summaries are qualified in their entirety by the contents of such exhibits, which are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Pursuant to the Reduction (as defined in Item 8.01 below), on April 10, 2009, the Company and each of J.J. Finkelstein, the Company’s chief executive officer, and C. Neil Lyons, the Company’s chief financial officer, amended their employment agreements. Pursuant to these amendments, Mr. Finkelstein’s annual base salary has been reduced from $299,000 to $194,350, and Mr. Lyons’ annual base salary has been reduced from $202,537 to $131,649, in each case effective as of April 1, 2009. In consideration for these salary reductions, the Company has granted to Mr. Finkelstein and Mr. Lyons options to purchase 172,122 and 116,592 shares, respectively, of the Company’s common stock on the terms described in Item 8.01 below (these options are included in the 698,138 option shares described in Item 8.01 below).
The employment agreements of Messrs. Finkelstein and Lyons, as amended, are filed herewith as Exhibits 10.3 and 10.4, respectively, and the foregoing descriptions of their employment arrangements are qualified in their entirety by the contents of these agreements, as amended, which agreements are incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On April 13, 2009, the Company issued a press release announcing the Reduction and the execution of the Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information being furnished pursuant to this Item 7.01 “Regulation FD Disclosure” and Exhibit 99.1 hereto shall not be deemed “filed” and shall not be deemed “soliciting material” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except if and as expressly set forth by a specific reference in such a filing.

Item 8.01 Other Events.
On April 10, 2009, the Company implemented a cost reduction program (the “Reduction”), including a 35% reduction in salaries of substantially all executives and staff, with such reductions effective as of April 1, 2009. In return, the executives and staff participating in the Reduction have received, in the aggregate, options to purchase 698,138 shares of the Company’s common stock at a price of $0.57 per share, one-third of which vest at the end of each remaining calendar quarter during 2009. The Company’s board of directors also approved a 35% reduction in compensation of non-employee directors. In return, the Company’s non-employee directors have received, in the aggregate, options to purchase 64,157 shares of the Company’s common stock at a price of $0.57 per share, which also vest at the end of each remaining calendar quarter during 2009. The Company expects to incur a non-cash compensation expense in the aggregate of approximately $89,000 in each of the final three calendar quarters of 2009 as a result of these option grants.
As part of the Reduction, on April 10, 2009, the Company and Allan Goldstein, the Company’s chairman and chief scientific advisor, amended his employment agreement. Pursuant to this amendment, Dr. Goldstein’s annual salary has been reduced from $182,000 to $118,300, effective as of April 1, 2009. In consideration for this salary reduction, the Company has granted to Dr. Goldstein an option to purchase 104,770 shares of the Company’s common stock on the terms described above (this option is also included in the 698,138 option shares described above). Dr. Goldstein’s employment agreement, as amended, is filed herewith as Exhibit 10.5 and the foregoing description of his employment arrangement is qualified in its entirety by the contents of the employment agreement, as amended, which is incorporated by reference herein.
This Form 8-K contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Examples of such forward-looking statements include statements concerning the completion of the Offering and the amount and timing of the non-cash compensation expense to be incurred as a result of the option grants described herein. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the approval of the listing of the shares in the Offering by the NYSE Amex stock exchange, the final determination of the value of the stock option awards under the Black-Scholes option pricing model and the potential acceleration or termination of vesting of the options, under certain circumstances in accordance with the terms of the options. Any forward-looking statements are made pursuant to Section 27A of the Securities Act and Section 21E of the Exchange Act, and, as such, speak only as of the date made. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1	Form of Warrant

10.2	Securities Purchase Agreement, dated as of April 13, 2009.

10.3
Second Amended and Restated Employment Agreement, dated March 12, 2009, between the Company and J.J. Finkelstein, as amended (incorporated by reference to Exhibit 10.5 to the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2009 (SEC File No. 1-15070)).

10.4
Second Amended and Restated Employment Agreement, dated March 31, 2009, between the Company and C. Neil Lyons, as amended (incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2009 (SEC File No. 1-15070)).

10.5
Second Amended and Restated Employment Agreement, dated March 11, 2009, between the Company and Allan L. Goldstein, as amended (incorporated by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2009 (SEC File No. 1-15070)).

99.1	Press Release issued April 13, 2009*

*	This exhibit shall not be deemed “filed” and shall not be deemed “soliciting material” for purposes of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except if and as expressly set forth by a specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.
By:	/s/ J.J. Finkelstein
J.J. Finkelstein
President and Chief Executive Officer
Date: April 16, 2009

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Warrant

10.2	Securities Purchase Agreement, dated as of April 13, 2009.

10.3
Second Amended and Restated Employment Agreement, dated March 12, 2009, between the Company and J.J. Finkelstein, as amended (incorporated by reference to Exhibit 10.5 to the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2009 (SEC File No. 1-15070)).

10.4
Second Amended and Restated Employment Agreement, dated March 31, 2009, between the Company and C. Neil Lyons, as amended (incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2009 (SEC File No. 1-15070)).

10.5
Second Amended and Restated Employment Agreement, dated March 11, 2009, between the Company and Allan L. Goldstein, as amended (incorporated by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2009 (SEC File No. 1-15070)).

99.1	Press Release issued April 13, 2009*

*	This exhibit shall not be deemed “filed” and shall not be deemed “soliciting material” for purposes of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except if and as expressly set forth by a specific reference in such a filing.